UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

PARTS iD, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38296	81-3674868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Corporate Drive

Suite C

Cranbury, New Jersey 08512

(Address of Principal Executive Offices, including Zip Code)

(609) 642-4700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock	ID	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Convertible Note and Warrant

On June 14, 2023, PARTS iD, Inc., a Delaware corporation (the “Company”), entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) whereby the Company agreed to issue and sell to an investor (the “Purchaser”), in a private placement, (i) an unsecured convertible promissory note (the “Convertible Note”) in the aggregate principal amount of $250,000 and (ii) a warrant to purchase an aggregate of 694,444 shares of the Company’s Class A common stock (the “Common Stock”), at an exercise price of $0.36 per share (the “Warrant”).

The Convertible Note accrues interest at 7.75% per annum, compounded semi-annually. The Convertible Note matures on June 14, 2025 (the “Maturity Date”). Effective on the Maturity Date, if the Convertible Notes has not otherwise been repaid by the Company in accordance with the terms and conditions set forth therein, then at the option of the Purchaser, the outstanding balance of the Convertible Note (including any accrued but unpaid interest thereon) (the “Note Amount”) shall convert into that number of fully paid and nonassessable shares of the Company’s Common Stock at a conversion price equal to the respective Note Amount (as defined in the Convertible Note) divided by the Conversion Price (as defined in the Convertible Note). The Company may prepay the Note Amount at any time prior to the Maturity Date.

The Convertible Note is strictly subordinated to the (i) senior secured indebtedness incurred or owed by the Company pursuant to that certain Loan and Security Agreement, dated as of October 21, 2022, by and among the Company, its subsidiary PARTS iD, LLC, a Delaware limited liability company and JGB Collateral, LLC, a Delaware limited liability company, in its capacity as collateral agent and the several financial institutions or entities that from time to time become parties thereto, as amended by that certain Amendment to Loan and Security Agreement, dated as of February 22, 2023 (the “Loan Agreement”); and (ii) Permitted Litigation Indebtedness (as defined in the Loan Agreement).

The Warrant will expire after 5 years from the date of issuance and may not be exercised on a cashless basis. The Warrant provides that the holder will not have the right to exercise any portion of the Warrant, if the holder, together with its affiliates, and any other party whose holdings would be aggregated with those of the holder for purposes of Section 13(d) or Section 16 of the Exchange Act would beneficially own in excess of 4.99%, of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that the holder may increase or decrease the Beneficial Ownership Limitation by giving notice to the Company, with any such increase not taking effect until the sixty-first day after such notice is delivered to the Company but not to any percentage in excess of 9.99%; provided that the holder of the Warrant that beneficially owns in excess of 19.99% of the number of shares of the Common Stock outstanding on the issuance date of the Warrant shall not be subject to the Beneficial Ownership Limitation.

The foregoing description is only a summary of the terms of the Purchase Agreement, Convertible Note and Warrant and it is qualified in its entirety by reference to the full text of the Purchase Agreement, Convertible Note and Warrant, copies of which are filed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

The Company intends to use the proceeds from the issuance of the Convertible Note and the Warrant for working capital purposes and the repayment of current indebtedness.

The Convertible Note and the Warrant were issued by the Company in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered under the Securities Act.

JGB Loan Amendment

On June 16, 2023, the Company entered into a Second Amendment to Loan and Security Agreement with the Agent (as defined below), which amends that certain Loan and Security Agreement, dated as of October 21, 2022, and as amended by that Amendment to Loan and Security Agreement, dated as of February 22, 2023 (collectively, the “Loan Agreement”), by and among the Company, the Lenders party thereto and JGB Collateral, LLC, in its capacity as collateral agent for the Lenders (the “Agent”).

The Second Amendment provides the Company with the ability to borrow an additional $700,000 (the “Loan”) with an original discount on such additional Loan of $100,000. In accordance with the terms of the Second Amendment, the Company shall repay the Loan in equal weekly installments of $50,000 commencing on July 7, 2023; provided, however, that in the event the Company receives gross proceeds of at least $2,000,000 from any debt or equity financing following the effective date of the Second Amendment, then the Company shall repay the Loan in an amount equal to $950,000. Notwithstanding the terms and conditions set forth in the Second Amendment, the Loan Agreement, the other Loan Documents (as defined in the Loan Agreement) and the rights and obligations of each party thereto, all remain in full force and effect.

The foregoing description of the Second Amendment thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Second Amendment, which is included as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Note and Warrant Purchase Agreement, dated as of June 14, 2023, by and between PARTS iD, Inc. and the Purchasers party thereto.
10.2	Unsecured Convertible Promissory Note, dated as of June 14, 2023.
10.3	Common Stock Purchase Warrant, dated as of June 14, 2023.
10.4	Second Amendment to Loan and Security Agreement, dated as of June 16, 2023, by and among PARTS iD, Inc., the Lenders party thereto and JGB Collateral, LLC, in its capacity as collateral agent for the Lenders.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PARTS ID, INC.

Date: June 20, 2023	By:	/s/ Lev Peker
	Name:	Lev Peker
	Title:	Chief Executive Officer

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